EX. 77.0

For period ended 10-31-03
File Number 811-7470

Heritage Series Trust
Small Cap Stock Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

      The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Small Cap Stock Fund:

                                      DATE                                   SECURITIES
     SECURITY:         DATE OF      OFFERING      PURCHASE                    ACQUIRED          AMOUNT         TOTAL
                       PURCHASE:    COMMENCED:     PRICE:    COMMISSION:        FROM:          PURCHASED:     OFFERING:
                                                                            Credit Suisse
1.  Wellchoice Inc.    11/08/02     11/08/02      $25.00       $0.89        First Boston       $115,000     $417,375,000


EX. 77.0

For period ended 10-31-03
File Number 811-7470

Heritage Series Trust
Growth Equity Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

      The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Growth Equity Fund

                                      DATE                                   SECURITIES
     SECURITY:         DATE OF      OFFERING      PURCHASE                    ACQUIRED          AMOUNT         TOTAL
                       PURCHASE:    COMMENCED:     PRICE:    COMMISSION:        FROM:          PURCHASED:     OFFERING:
                                                                            Credit Suisse
1.  Wellchoice Inc.    11/08/02     11/08/02      $25.00       $0.89        First Boston       $275,000     $417,375,000


EX. 77.0

For period ended 10-31-03
File Number 811-7470

Heritage Series Trust
Aggressive Growth Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

      The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Aggressive Growth Fund

                                      DATE                                   SECURITIES
     SECURITY:         DATE OF      OFFERING      PURCHASE                    ACQUIRED          AMOUNT         TOTAL
                       PURCHASE:    COMMENCED:     PRICE:    COMMISSION:        FROM:          PURCHASED:     OFFERING:
                                                                            Credit Suisse
1.  Wellchoice Inc.    11/08/02     11/08/02      $25.00       $0.89        First Boston       $180,000     $417,375,000


EX. 77.0

For period ended 10-31-03
File Number 811-7470

Heritage Series Trust
Mid Cap Stock Fund


Item 77.O Transactions effected pursuant to Rule 10f-3.

      The following Rule 10f-3 transactions were effected by the Heritage Series Trust-Mid Cap Stock Fund:

                                            DATE                                      SECURITIES
     SECURITY:              DATE OF       OFFERING       PURCHASE                      ACQUIRED        AMOUNT          TOTAL
                            PURCHASE:     COMMENCED:     PRICE:      COMMISSION:        FROM:         PURCHASED:     OFFERING:
1. Commonwealth
Telephone Enterprises       12/13/02      12/13/02       $35.00        $0.91        Morgan Stanley    $2,590,000    $165,946,410
2. Mantech                                                                          BB&T Capital
International Corp.         12/17/02      12/17/02       $18.00        $0.54        Markets              $45,000    $110,700,000
3. Mantech
International Corp.         12/17/02      12/17/02       $18.00        $0.54        Jeffries          $2,475,000    $110,700,000
4. Mantech
International Corp.         12/17/02      12/17/02       $18.00        $0.54        Legg Mason           $45,000    $110,700,000
